UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2022 (November 16, 2022)

SRAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2629 Townsgate Road #215, Westlake Village, CA	91361
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(323) 694-9800

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common stock	SRAX	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing rule or Standard; Transfer of Listing.

On November 16, 2022, SRAX, Inc. (the “Company”) received notice from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ending September 30, 2022 with the Securities and Exchange Commission (“SEC”) could serve as an additional basis for delisting under Nasdaq Listing rule 5250(c)(1) (the “Filing Requirement”).

On October 12, 2022, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2021 with the SEC; however, the Company has not yet filed its Quarterly reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022, and September 30, 2022.

As previously disclosed, on October 14, 2022, the Staff notified the Company that, based upon the Company’s continued non-compliance with the Filing Requirement, the Company’s securities were subject to delisting unless the Company timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”). The Company timely requested a hearing and, in accordance with Nasdaq Listing Rule 5815(a)(1)(B), a stay of any further suspension or delisting action by Nasdaq, which was subsequently granted. At the hearing, the Company will present its plan to regain compliance with the Filing Requirement and request an extension to file all outstanding periodic reports with the SEC.

On October 27, 2022, the Company engaged Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The Company is diligently working to complete and file the delinquent reports with the SEC and thereby evidence compliance with the Filing Requirement as soon as practicable.

Item 8.01. Other Events.

On November 18, 2022, the Company issued a press release announcing its receipt of the delisting notice from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to the anticipated filing of certain of the Company’s period reports with the SEC, and other statements that are not historical facts. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” “will,” and similar expressions and their variants. These forward-looking statements are based upon the Company’s current expectations. Forward-looking statements involve risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.01	Press Release dated November 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 18, 2022	SRAX, Inc.

/s/ Christopher Miglino
		By:	Christopher Miglino
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.01	Press Release dated November 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)